UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2007

NCI, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-51579	20-3211574
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

11730 Plaza America Drive, Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 707-6900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINICPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

    (b) On January 10, 2007, Michael W. Solley, President of NCI, Inc. (the “Company”) provided notice advising the Company that he will be resigning from the position of President effective January 31, 2007 to pursue other interests. Mr. Solley will also be resigning from the Board of Directors of the Company effective January 31, 2007.

(c) On January 12, 2007, the Board of Directors of the Company approved the appointment of Terry W. Glasgow, Chief Operating Officer of the Company, to the additional position of President effective January 31, 2007. Information concerning Mr. Glasgow is set forth in our Proxy Statement for our 2006 Annual Meeting of Shareholders filed with the SEC on April 28, 2006.

A copy of the press release announcing Mr. Solley’s resignation and Mr. Glasgow’s appointment is attached as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Ex. 99.1	Press Release dated January 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2007

NCI, Inc.

By:	/s/ Judith L. Bjornaas
Judith L. Bjornaas
Chief Financial Officer

EXHIBIT INDEX

Ex. 99.1	Press Release dated January 16, 2007